UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  10/17/2011

QUANTUM FUEL SYSTEMS TECHNOLOGIES WORLDWIDE, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  0-49629

DE	33-0933072
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

17872 Cartwright Road, Irvine, CA 92614
(Address of principal executive offices, including zip code)

949-399-4500
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement

This Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K filed by the Company on October 21, 2011 related to the Company's sale of 10% convertible promissory notes and warrants (the "Original Filing"). Except as expressly stated herein, there are no other changes to the Original Filing.

The following corrections are made to the disclosures contained in the Original Filing:

1. The gross proceeds received by the Company was $3.3 million (not the $3.4 million reported in the Original Filing).

2. The number of shares of common stock underlying the Investor Warrants was 1,263,154 (not the 1,301,431 reported in the Original Filing).

3. The fee paid to the Company's placement agent was $330,000 (not the $340,000 reported in the Original Filing).

In addition, on October 27, 2011, the Company entered into Subscription Agreements for the purchase and sale of an additional $200,000 of the 10% convertible promissory notes and warrants described in the Original Filing (the "Second Closing"). The investors in the Second Closing received warrants to purchase up 76,554 shares of the Company's common stock (the "Investor Warrants"). All of the terms of the Subscription Agreements, Convertible Notes and Investor Warrants for the Second Closing are identical to the terms of the Subscription Agreements, Convertible Notes and Investors Warrants disclosed in the Original Filing with the exception of the issuance date. The Company paid its placement agent, Advanced Equities, Inc., a cash fee of $20,000 for its services in connection with the Second Closing.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosures made under Item 1.01 are incorporated in this Item 2.03 by reference.

Item 3.02.    Unregistered Sales of Equity Securities

The disclosures made under Item 1.01 are incorporated in this Item 3.02 by reference. The Convertible Notes and Investor Warrants were issued to "accredited investors," as such term is defined in Rule 501(a) of Regulation D of the Securities Act, in transactions exempt from registration pursuant to Rule 506 of Regulation D of the Securities Act and similar exemptions under applicable state securities laws. The sale of the securities did not involve a public offering and was made without general solicitation or general advertising. The Investors represented that they are accredited investors and that they acquired the securities for investment purposes only and not with a view to or for sale in connection with any distribution thereof.

Item 9.01.    Financial Statements and Exhibits

10.1 Form of Subscription Agreement (incorporated herein by reference to Exhibit 10.1 filed with the Original Filing).
10.2 Form of Convertible Note (incorporated herein by reference to Exhibit 10.2 filed with the Original Filing).
10.3 Form of Investor Warrant (incorporated herein by reference to Exhibit 10.3 filed with the Original Filing).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUM FUEL SYSTEMS TECHNOLOGIES WORLDWIDE, INC.

Date: October 28, 2011	By:	/s/ W. Brian Olson
W. Brian Olson
Chief Financial Officer